Exhibit 32
                                   ----------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of RemoteMDx, Inc. on Form 10-KSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David G. Derrick, Chief Executive Officer and Michael G. Acton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                          /s/ David G. Derrick
                                          ---------------------
                                          David G. Derrick
                                          Chief Executive Officer
                                          RemoteMDx, Inc.

                                          /s/ Michael G. Acton
                                          --------------------
                                          Michael G. Acton
                                          Chief Financial Officer



Dated: December 29, 2005